UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 11, 2005

Ameristar Casinos, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22494	880304799

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S, Las Vegas, Nevada	89109

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 567-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of previous independent registered public accounting firm.

(i)	On April 11, 2005, the Registrant dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm. The Registrant’s Audit Committee approved the decision to dismiss Deloitte.

(ii)	The reports of Deloitte on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	During the two most recent fiscal years and for the period January 1, 2005 through April 11, 2005, there have been no disagreements between the Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter thereof in its report on the Registrant’s financial statements for such periods.

(iv)	During the two most recent fiscal years and for the period January 1, 2005 through April 11, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(v)	At the request of the Registrant, Deloitte furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements (except for the second sentence of subparagraph (i), as to which it has no basis on which to agree or disagree). A copy of such letter, dated April 14, 2005, is filed as Exhibit 16.1 to this Current Report.

(b)	Engagement of new independent registered public accounting firm. The Registrant engaged Ernst & Young LLP as its new independent registered public accounting firm as of April 11, 2005. During the two most recent fiscal years and for the period January 1, 2005 through April 11, 2005, the Registrant has not consulted with Ernst & Young LLP regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On April 11, 2005, W. Bruce Turner advised the Registrant that, due to an increase in his responsibilities as Chief Executive Officer of GTECH Holdings Corporation, he has decided not to stand for re-election as a member of the Board of Directors of the Registrant at the Registrant’s 2005 Annual Meeting of Stockholders to be held on June 17, 2005. Mr. Turner will continue to serve as a director and member of the Registrant’s Audit Committee until the expiration of his current term at the 2005 Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ameristar Casinos, Inc.
April 14, 2005	By:	/s/ Peter C. Walsh
		Name:	Peter C. Walsh
		Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 14, 2005.